SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.35)

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             The Arbor Fund
           (Name of Registrant as Specified In Its Charter)

                                same
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

         1)     Title of each class of securities to which transaction applies:

         2)     Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)     Proposed maximum aggregate value of transaction:

         5)     Total fee paid:



[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


         2)       Form, Schedule or Registration Statement No.:


         3)       Filing Party:


         4)       Date Filed:

                                 THE ARBOR FUND

                           OVB EQUITY INCOME PORTFOLIO
                       OVB CAPITAL APPRECIATION PORTFOLIO
                       OVB GOVERNMENT SECURITIES PORTFOLIO
                     OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                         OVB PRIME OBLIGATIONS PORTFOLIO

-------------------------------------------------------------------------------
                        IMPORTANT SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

         THIS DOCUMENT CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO THE OVB FUNDS. EACH PROXY CARD MAY BE COMPLETED BY CHECKING THE APPROPRIATE BOX AND VOTING FOR OR AGAINST THE SPECIFIC PROPOSALS RELATING TO THE FUNDS. IF YOU SIMPLY SIGN THE PROXY WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

         PLEASE SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THE FUNDS WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. IF SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, THE FUNDS MAY HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH COULD COST YOUR FUNDS MONEY.

         PLEASE  TAKE A FEW  MOMENTS  TO  EXERCISE  YOUR RIGHT TO VOTE.
         THANK YOU.
-------------------------------------------------------------------------------
                                        i

                                 THE ARBOR FUND

                           OVB EQUITY INCOME PORTFOLIO
                       OVB CAPITAL APPRECIATION PORTFOLIO
                       OVB GOVERNMENT SECURITIES PORTFOLIO
                     OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                         OVB PRIME OBLIGATIONS PORTFOLIO

Dear Shareholder,

          A shareholder meeting of the OVB Equity Income Portfolio, OVB Capital Appreciation Portfolio, OVB Government Securities Portfolio, OVB West Virginia Tax-Exempt Income Portfolio, and OVB Prime Obligations Portfolio (each a "Fund" and together, the "Funds"), each a portfolio of The Arbor Fund (the "Trust"), has been scheduled for Thursday, November 30, 2000. If you were a shareholder of record as of the close of business on Thursday, October 5, 2000, you are entitled to vote at the meeting and any adjournment of the meeting.

          The Fund's Trustees have called the special shareholder meeting to permit the Fund's shareholders to consider a new investment advisory agreement with Branch Banking and Trust Company ("BB&T") and a new sub-advisory agreement with Wellington Management Company, LLP ("Wellington Management"), with respect to the OVB Prime Obligations Portfolio (together, the "New Agreements"). On July 6, 2000, BB&T Corporation, the parent corporation of BB&T, completed the acquisition of all of the outstanding shares of One Valley Bank, N.A. ("OVB"), the Funds' former investment adviser. The Funds' previous investment advisory agreement with OVB and sub-advisory agreement with Wellington Management (together, the "Old Agreements") contained provisions which terminated the agreements upon their assignment from OVB to BB&T. In anticipation of the acquisition, the Trust's Board of Trustees met on June 27, 2000 to consider and approve an interim investment advisory agreement between BB&T and the Trust and an interim sub-advisory agreement between and among BB&T, Wellington Management and the Trust, on behalf of the OVB Prime Obligations Portfolio (together, the "Interim Agreements"). On August 14, 2000, the Trust's Board of Trustees met to consider and approve the New Agreements. BB&T has served as investment adviser to the Portfolios and Wellington Management has served as sub-adviser to the OVB Prime Obligations Portfolio under the Interim Agreements since the acquisition of OVB on July 6, 2000. The Interim Agreements are scheduled to expire on December 3, 2000.

          Following the acquisition, all but one of the investment professionals previously employed by OVB have agreed, as part of the transaction, to enter into employment contracts with BB&T and have continued to perform investment advisory services to the Portfolios. During the last quarter of 2000, BB&T intends to reorganize its investment advisory division as a separate, wholly-owned subsidiary of BB&T to be called BB&T Asset management, LLC ("BB&T Asset Management"). Following the reorganization, BB&T Asset Management will replace BB&T as the investment adviser to the Funds. The management and investment advisory personnel of BB&T that are currently providing investment management services to the Funds will continue to do as the personnel of BB&T Asset Management. There has been no change to Wellington Management's personnel or investment advisory services to the Prime Obligations Portfolio as a result of the acquisition.

           The terms of the New Agreements are substantially identical to the terms of the Old Agreements, except for the dates of execution, effectiveness and termination. The enclosed proxy statement describes the transaction in greater detail, and explains the basis for the Board of Trustees' decision to approve the New Agreements and recommend them to the Fund's shareholders.

           While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE EASILY AND QUICKLY THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. YOUR VOTE IS IMPORTANT TO US. Please do not hesitate to call Trip Purcell of BB&T at (919) 716-9085 or call the Funds at 1-800-545-6331 if you have any questions about the Proposals. Thank you for taking the time to consider this important proposal and for your investment in the Funds.

                                 Sincerely,

                                 /S/ MARK NAGLE
                                 --------------
                                 MARK NAGLE
                                 PRESIDENT, THE ARBOR FUND

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals.

QUESTIONS & ANSWERS

Q:  WHY AM I RECEIVING THIS PROXY STATEMENT?

A: Federal securities laws require a vote by a fund's shareholders whenever a fund's investment adviser or sub-adviser experiences certain changes in its ownership structure. Such a change occurred when BB&T Corporation, the parent of BB&T, acquired OVB, the Funds' former investment adviser, on July 6, 2000. BB&T has been providing investment advisory services to the Funds since then under an interim agreement approved by the Board of Trustees. Your Fund(s) are seeking shareholder approval of the following proposals:

o    Approval of a new investment  advisory  agreement between  the   Trust,  on
     behalf of the Funds, and BB&T.

o    Approval  of a new  sub-advisory  agreement  between  and  among  BB&T,
     Wellington   Management   and  the  Trust,  on   behalf  of the  OVB  Prime
     Obligations Portfolio.

Please refer to the proxy statement for a detailed explanation of the proposals.

Q:  HOW WILL THIS AFFECT MY ACCOUNT?

A: You can expect the same services from BB&T to which you've grown accustomed. The terms of the proposed new investment advisory agreement between the Trust and BB&T are substantially identical to the terms of the current investment advisory agreement on behalf of the Fund, except for the dates of execution, effectiveness and termination. NEITHER PROPOSAL REQUESTS AN INCREASE IN THE RATE OF THE FUNDS' INVESTMENT ADVISORY FEES.

Q:  WILL MY VOTE MAKE A DIFFERENCE?

A: Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q:  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A: After careful consideration, the Trustees of your Funds, including the independent Trustees who comprise a majority of the Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposal.

Q:  WHOM DO I CALL IF I HAVE QUESTIONS?

A: Please call Trip Purcell of BB&T at (919) 716-9085 or call the Funds at 1-800-545-6331 between 9:00 a.m. and 5:00 p.m. New York time, Monday through Friday.

Q:  HOW DO I SEND MY VOTE?

A: You may mail your proxy card using the enclosed postage-paid envelope. YOU MAY ALSO VOTE EASILY AND QUICKLY THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD.

                                 THE ARBOR FUND

                           OVB EQUITY INCOME PORTFOLIO
                       OVB CAPITAL APPRECIATION PORTFOLIO
                       OVB GOVERNMENT SECURITIES PORTFOLIO
                     OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                         OVB PRIME OBLIGATIONS PORTFOLIO

                               C/O SEI INVESTMENTS, INC.
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                NOVEMBER 30, 2000

To the Shareholders:

          Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the OVB Equity Income Portfolio, OVB Capital Appreciation Portfolio, OVB Government Securities Portfolio, OVB West Virginia Tax-Exempt Income Portfolio, and OVB Prime Obligations Portfolio (each a "Fund" and together, the "Funds"), each a portfolio of The Arbor Fund (the "Trust"), will be held at the offices of the Administrator, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on November 30, 2000 at 3:30 p.m., local time, to act on the following Proposals and to transact other business that may properly come before the Meeting or any adjournment thereof:

DESCRIPTION OF PROPOSAL:                                            FUNDS SOLICITED:

1.  TO  CONSIDER  AND  VOTE  UPON  A  PROPOSAL  TO  APPROVE  A NEW  OVB EQUITY INCOME PORTFOLIO
    ADVISORY  AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUNDS,  OVB CAPITAL APPRECIATION PORTFOLIO
    AND BRANCH BANKING AND TRUST COMPANY ("BB&T").                  OVB GOVERNMENT SECURITIES PORTFOLIO
                                                                    OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                                                                    OVB PRIME OBLIGATIONS PORTFOLIO

2.  TO   CONSIDER   AND   VOTE   UPON  A PROPOSAL TO APPROVE A NEW  OVB PRIME OBLIGATIONS PORTFOLIO
    PORTFOLIO SUB-ADVISORY  AGREEMENT  BETWEEN  AND  AMONG   BB&T,
    WELLINGTON MANAGEMENT COMPANY, LLP  ("WELLINGTON  MANAGEMENT")
    AND  THE  TRUST,  ON  BEHALF  OF  THE  OVB  PRIME  OBLIGATIONS
    PORTFOLIO.

         The advisory agreement between the Trust and One Valley Bank, N.A. ("OVB") on behalf of the Funds terminated when OVB was acquired on July 6, 2000 by BB&T Corporation, a large banking and financial services company and the parent corporation of BB&T. The acquisition of OVB also caused the sub-advisory agreement between the Trust, OVB and Wellington Management to terminate. BB&T has served as investment adviser to the Funds, and Wellington Management has served as sub-adviser to the OVB Prime Obligations Portfolio, under interim agreements since the acquisition. It is proposed that BB&T continue to serve as adviser, and Wellington Management continue to serve as sub-adviser, under new agreements described in the attached proxy statement. THE BOARD OF TRUSTEES HAS APPROVED, AND IS RECOMMENDING THAT SHAREHOLDERS OF THE FUNDS VOTE TO APPROVE, A NEW ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUNDS, AND BB&T AND A NEW SUB-ADVISORY AGREEMENT BETWEEN AND AMONG BB&T, WELLINGTON MANAGEMENT AND THE TRUST, ON BEHALF OF THE OVB PRIME OBLIGATIONS PORTFOLIO.

         All Shareholders are cordially invited to attend the meeting. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE SO THAT YOU MAY RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOU MAY ALSO VOTE EASILY AND QUICKLY THROUGH THE INTERNET AS DESCRIBED IN THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED
                                                iv

PROXY  CARD.  IT  IS   MOST  IMPORTANT  AND  IN  YOUR  INTEREST  FOR YOU TO VOTE
SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

         Shareholders of record at the close of business on October 5, 2000 are entitled to receive notice of and to vote at that meeting or any adjournment thereof.



                                            By Order of the Board of Trustees


                                            /S/ MARK NAGLE
                                            --------------------
                                            Mark Nagle
                                            President

November 3, 2000

                                 THE ARBOR FUND

                           OVB EQUITY INCOME PORTFOLIO
                       OVB CAPITAL APPRECIATION PORTFOLIO
                       OVB GOVERNMENT SECURITIES PORTFOLIO
                     OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                         OVB PRIME OBLIGATIONS PORTFOLIO

                               C/O SEI INVESTMENTS, INC.
                            ONE FREEDOM VALLEY DRIVE
                                 OAKS, PA 19456


                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Arbor Fund (the "Trust"), on behalf of the OVB Equity Income Portfolio, OVB Capital Appreciation Portfolio, OVB Government Securities Portfolio, OVB West Virginia Tax-Exempt Income Portfolio, and OVB Prime Obligations Portfolio (each a "Fund" and together, the "Funds"), each a portfolio of The Arbor Fund (the "Trust"), will be held at the offices of the Administrator, One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Thursday, November 30, 2000, at 3:30 p.m., local time, and at any adjourned session thereof (this meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of record at the close of business on October 5, 2000 ("Shareholders") are entitled to vote at the Meeting.

         As of October 5, 2000, the Funds had the following number of shares outstanding:

         OVB Equity Income Portfolio                      4,792,368.778
         OVB Capital Appreciation Portfolio               8,331,450.593
         OVB Government Securities Portfolio              4,448,778.773
         OVB West Virginia Tax-Exempt Income Portfolio    8,917,092.718
         OVB Prime Obligations Portfolio                 77,029,416.090

         The Meeting is being called to act on the following Proposals and to transact other business that may properly come before the meeting or any adjournment thereof:

DESCRIPTION OF PROPOSAL:                                             FUNDS SOLICITED:

1.   TO  CONSIDER  AND  VOTE  UPON  A  PROPOSAL  TO  APPROVE  A NEW  OVB EQUITY INCOME PORTFOLIO
     ADVISORY  AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUNDS,  OVB CAPITAL APPRECIATION PORTFOLIO
     AND BRANCH BANKING AND TRUST COMPANY ("BB&T").                  OVB GOVERNMENT SECURITIES PORTFOLIO
                                                                     OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
                                                                     OVB PRIME OBLIGATIONS PORTFOLIO

2.   TO CONSIDER AND VOTE UPON A PROPOSAL TO APPROVE A               OVB PRIME OBLIGATIONS PORTFOLIO
     NEW PORTFOLIO   SUB-ADVISORY   AGREEMENT  BETWEEN
     AND  AMONG  BB&T,  WELLINGTON MANAGEMENT COMPANY,
     LLP ("WELLINGTON  MANAGEMENT") AND THE TRUST, ON
     BEHALF OF THE OVB PRIME OBLIGATIONS PORTFOLIO.

         Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter at the Meeting. In addition to the solicitation of proxies by mail, directors and officers of the Trust, officers and employees of BB&T and SEI Investments Mutual Funds Services, the Administrator for the Funds, may solicit proxies in person. In addition, third parties hired for the purpose may solicit proxies in person or by fax. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by BB&T and its affiliates. The Proxy Card and this Proxy Statement are being mailed to the Shareholders on or about October 31, 2000.
                                        1

         Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.


INTRODUCTION

         The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Board of Trustees has called this Meeting to permit Shareholders of the Fund to vote on a new advisory agreement, which is to take effect upon the termination of the interim advisory agreements. The interim agreements will terminate on December 3, 2000. This Proxy Statement solicits votes on the proposal to approve a new advisory agreement between the Trust, on behalf of the Funds, and Branch Banking and Trust Company ("BB&T") and a new sub-advisory agreement between and among BB&T, Wellington Management and the Trust, on behalf of the OVB Prime Obligations Portfolio. AS DESCRIBED BELOW, NEITHER PROPOSAL REQUESTS AN INCREASE IN THE RATE OF THE FUNDS' INVESTMENT ADVISORY FEES.

PROPOSAL 1.  APPROVE A NEW ADVISORY  AGREEMENT  BETWEEN THE TRUST,  ON BEHALF OF
             THE FUNDS, BB&T.

BACKGROUND

         On August 14, 2000, the Trust's Board, including a majority of the non-interested Trustees, approved a new advisory agreement by and between the Trust, on behalf of the Funds, and BB&T (the "New Agreement with BB&T") embodying substantially identical terms and fees as the Funds' previous investment advisory agreement with One Valley Bank, N.A. ("OVB") (the "Old Agreement"), except for the dates of execution, effectiveness and termination. Shareholders are being asked to approve the New Agreement with BB&T. A copy of the form of New Agreement with BB&T is attached as ANNEX A to this Proxy Statement.

         BB&T has agreed to pay all expenses relating to the procurement of a Shareholder vote. If Shareholder approval is not forthcoming, the Fund's Board will meet to discuss its options, which may include recommending the hiring, subject to Board and Shareholder approval, of one or more new advisers.

THE ACQUISITION AND APPROVAL OF INTERIM AGREEMENT WITH BB&T

         BB&T Corporation, the parent company of BB&T, completed its acquisition of OVB (the "Acquisition") on July 6, 2000. The Acquisition created an
"assignment," which caused the Old Agreement to terminate immediately as required by the Investment Company Act of 1940 (the "1940 Act"). In anticipation of the Acquisition and termination of the Old Agreement, the Trust's Board of Trustees met in person on June 27, 2000 to consider and approve an interim investment advisory agreement between BB&T and the Trust (the "Interim Agreement with BB&T") for the 150-day period following the Acquisition. The Trustees of the Trust, including the Trust's "independent Trustees," unanimously approved the Interim Agreement with BB&T. The purpose of the Interim Agreement with BB&T is to allow BB&T to continue to provide investment advisory services to the Funds while the required Shareholder approval of New Agreement with BB&T is pending.

         The Interim Agreement with BB&T provides that any advisory fees earned by BB&T under the agreement shall be held in an interest-bearing escrow account and be paid upon approval of the New Agreement with BB&T by Shareholders. If Shareholders do not vote to approve the New Agreement, BB&T shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Agreement is not approved, BB&T may serve as the Funds' investment adviser on a temporary basis while the Trustees consider further action.

         In evaluating the Interim Agreement with BB&T, the Trustees reviewed materials furnished by BB&T, including information regarding its personnel, operations and financial condition. The Trustees also reviewed the terms of the Acquisition and its possible effects on the Funds and their shareholders. Representatives of BB&T discussed with the Trustees the anticipated effects of the Acquisition, and indicated their belief that as a consequence of the proposed transaction, the operations and advisory and other services to the Funds would not be materially adversely affected and may be enhanced by the resources of BB&T, though there could be no assurance as to any particular benefits that may result. Representatives of BB&T indicated that all but one of the investment professionals previously employed by OVB had agreed, as part of the transaction, to enter into employment contracts with BB&T and would continue to perform investment advisory services to the Portfolios. In addition, BB&T agreed to take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Funds under its Interim Agreement will be at least equivalent to the scope and quality of services provided under the Old Agreements, and that, in the event of any material change in the personnel providing advisory services pursuant to the Interim Agreements, the Trustees will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality.

APPROVAL OF THE NEW AGREEMENT WITH BB&T AND THE RECOMMENDATION OF THE BOARD

         The Board of Trustees met in person on August 14, 2000 to consider the approval of the New Agreement with BB&T, to take effect upon the expiration of the Interim Agreement and the approval of the New Agreement by Shareholders. The Trustees reviewed additional materials furnished by BB&T, and representatives of BB&T discussed with the Trustees the operations and advisory and other services to the Funds following the Acquisition. The representatives of BB&T informed the Trustees that the OVB employee responsible for the day to day management of the OVB Government Securities Portfolio and the OVB West Virginia Tax-Exempt Income Portfolio had resigned following the Acquisition and his duties had been assumed by investment professionals from BB&T. The Trustees, including the Independent Trustees, unanimously approved the New Agreement with BB&T and recommended that the Shareholders of the Fund vote to approve the New Advisory Agreement at the Meeting. In making their recommendation, the Trustees considered the experience of BB&T in investment company management, the continued service of the key personnel in Fund management, and that the proposed compensation under the New Agreement is identical to the rate of compensation under the Old Agreement. Specifically, the Trustees considered the following in making their recommendation: (1) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the relative performance of the Fund since commencement of operations to comparable mutual funds and unmanaged indices; (3) that the terms of the New Agreement are substantially identical to those of the Old Agreement, except for different execution dates and effective dates and termination dates; (4) the favorable history, reputation, qualification and background of BB&T, as well as the qualifications of its personnel and its financial condition; (5) the commitment of BB&T to maintain the current respective expense ratio of each of the Funds and maintain those fee waivers currently in place; (6) the commitment of BB&T to pay the expenses of the Fund in connection with the Acquisition so that shareholders of the Fund would not have to bear such expenses; (7) the possibility of benefits that may be realized by the Fund as a result of BB&T's resources; and (8) other factors deemed relevant by the Trustees.

         Based upon a review of the above factors, the Board concluded that the terms of the New Agreement are fair to, and in the best interests, of the Funds and the Shareholders. THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY VOTED TO APPROVE THE NEW AGREEMENT FOR THE FUND AND TO RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR THE APPROVAL OF THE NEW AGREEMENT WITH BB&T.

CONCLUSION

         If the Shareholders of the Funds do not approve the New Agreement, the Trustees would consider what further action to take consistent with their fiduciary duties to the Funds. Such actions may include obtaining for the Funds interim investment advisory services at cost or at the current fee rate either from BB&T or from another advisory organization. Thereafter, the Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements.

INFORMATION REGARDING BB&T

         BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a bank holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of September 30, 2000, BB&T Corporation had assets of approximately $55.2 billion. Through its subsidiaries, BB&T

Corporation operates over 800 banking offices in Maryland, North Carolina, South Carolina, Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

          In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment,insurance and travel services. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. BB&T provides investment advisory services to the BB&T Funds, a registered investment company, and has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 17 years and currently manages assets of more than $8 billion.

          During the last quarter of 2000, BB&T intends to reorganize its investment advisory division as a separate, wholly-owned subsidiary of BB&T to be called BB&T Asset Management, LLC ("BB&T Asset Management"). Following the reorganization, BB&T Asset Management will replace BB&T as the investment adviser to the Funds. The management and investment advisory personnel of BB&T that are currently providing investment management services to the Funds will continue to do so as the personnel of BB&T Asset Management. Additionally, BB&T Asset Management will be wholly-owned and otherwise fully controlled by BB&T. As a result, this transaction will not result in "assignment" of the investment advisory contract (and sub- advisory contract) and, therefore, another shareholder vote will not be required.

          BB&T serves as investment adviser to the following portfolios of BB&T Funds which have investment objectives similar to those of the Funds. All figures are as of the BB&T Funds' most recent available audited financial statements for the fiscal year ended 9/30/1999:


                                                                         NET ASSETS (000)      CONTRACTUAL FEE      FEE PAID AFTER
                                                                                                                       WAIVERS
                                                                        ----------------------------------------------------------
   OVB EQUITY INCOME PORTFOLIO
   ---------------------------
   BB&T Growth and Income Fund                                                 $379,321             .74%                 .60%
   OVB CAPITAL APPRECIATION PORTFOLIO
   ----------------------------------
   BB&T Large Company Growth Fund                                               $90,635             .74%                 .60%
   OVB GOVERNMENT SECURITIES PORTFOLIO
   -----------------------------------
   BB&T Short-Intermediate U.S. Government Income Fund                         $167,285             .60%                 .50%
   BB&T Intermediate U.S. Government Bond Fund                                 $213,417             .60%                 .50%
   OVB WEST VIRGINIA TAX-EXEMPT INCOME PORTFOLIO
   ---------------------------------------------
   BB&T North Carolina Intermediate Tax-Free Fund                               $70,430             .60%                 .50%
   BB&T South Carolina Intermediate Tax-Free Fund                               $16,295             .60%                 .30%
   BB&T Virginia Intermediate Tax-Free Fund                                     $79,353             .60%                 .50%
   OVB PRIME OBLIGATIONS PORTFOLIO
   -------------------------------
   BB&T Prime Money Market Fund                                                 $56,492             .40%                 .30%

         The name and principal occupation of the principal executive officers and each of the directors of BB&T Corporation are as follows:

BOARD OF DIRECTORS

John A. Allison
Chairman and CEO
BB&T Corporation and Branch Banking and Trust Company
Winston-Salem, NC

Paul Barringer
Chairman and CEO
Coastal Lumber Company
Weldon, NC

Alfred E. Cleveland, Esq.
McCoy, Weaver, Wiggins, Cleveland & Raper
Fayetteville, NC

W.R. Cuthbertson, Jr.
Retired - Former Sen. VP
Branch Banking and Trust Company
Charlotte, NC

Ronald E. Deal
Investor, Chairman
Wesley Hall
Hickory, NC

A.J. Dooley, Sr., Esq.
Retired Partner
Dooley, Dooley, Spence, Parker & Hipp, P.A.
Lexington, SC

Tom D. Efird
President
Standard Distributors, Inc.
Gastonia, NC

Paul S. Goldsmith
Chairman and President
William Goldsmith Company, Inc.
Greenville, SC

Dr. L. Vincent Hackley
Chairman
Character Counts! Coalition
Fayetteville, NC

Jane P. Helm
Vice Chancellor for Business Affairs
Appalachian State University
Boone, NC

Dr. Richard Janeway, M.D.
Exec. VP for Health Affairs
Emeritus
Professor, Medicine & Management
Wake Forest University School of Medicine
Winston-Salem, NC

Dr. J. Ernest Lathem, M.D.
Personal Investments
Retired Medical Director
Prostate Diagnostic Center
Greenville, SC

James H. Maynard
Chairman and CEO
Investors Management Corporation
Raleigh, NC

Joseph A. McAleer, Jr.
Manager and Member MACKK, LLC
Krispy Kreme Doughnut Franchise
Winston-Salem, NC

Albert O. McCauley
President and CEO
McCauley Moving & Storage of Fayetteville, Inc.
Fayetteville, NC

Richard L. Player, Jr.
Chairman
Player, Inc.
Fayetteville, NC

E. Edward Pleasants, Jr.
Chairman Emeritus and Director PHC Holdings
Winston-Salem, NC

Nido R. Qubein
CEO
Creative Services, Inc.
High Point, NC

E. Rhone Sasser
Former Chairman
United Carolina Bancshares Corporation
Whiteville, NC

Jack E. Shaw
CEO
Shaw Resources, Inc.
Greenville, SC

Harold B. Wells
President
Wells Chevrolet, Buick, Pontiac, Oldsmobile, GMC, Inc.
Wells Chrysler, Dodge, Jeep, Inc.
Whiteville, NC

EXECUTIVE MANAGEMENT

John A. Allison
Chairman and Chief Executive Officer

Henry G. Williamson, Jr.
Chief Operating Officer

Kelly S. King
President

Robert E. Greene
Senior Executive Vice President

W. Kendall Chalk
Senior Executive Vice President

Scott E. Reed
Senior Executive Vice President and Chief Financial Officer

Sherry A. Kellett
Senior Executive Vice President and Controller

C. Leon Wilson, III
Senior Executive Vice President

FUTURE PLANS FOR THE FUNDS

          As stated above, BB&T also serves as the investment adviser to BB&T Funds, an open-end, investment company. BB&T Funds consists of 18 funds with a variety of investment objectives. Several of the BB&T Funds are substantially similar to the OVB Portfolios. BB&T Funds in the future may propose that the Trustees of the Trust consider a plan to consolidate some or all of the OVB Portfolios with a similar existing or newly created BB&T Fund. The proposal to consolidate the Funds would require Trustee and shareholder approval. This discussion is for your information only. You are not now being asked to consider or vote on this issue.

DESCRIPTION OF THE NEW AGREEMENT WITH BB&T

         GENERAL

         OVB served as the investment adviser to the Funds pursuant to the Old Agreement, which was approved by the Fund's shareholders on November 22, 1993. The Old Agreement terminated upon consummation of the Acquisition and BB&T has served as interim investment adviser to the Funds pursuant to the Interim Agreement. The Board of Trustees recommends that Shareholders of the Funds approve the New Agreement with BB&T, a copy of which is attached as ANNEX A to this Proxy Statement. The description of the New Agreement set forth in this Proxy Statement is qualified in its entirety by reference to the form of New Agreement attached to this Proxy Statement as ANNEX A. The terms of the New Agreement are identical to the terms of the Old Agreement except for dates of execution, effectiveness and termination.

         DUTIES UNDER THE NEW AGREEMENT

         Under its New Agreement, BB&T will make the daily investment decisions for the Fund and will continuously review, supervise, and administer the Fund's investment program. BB&T will discharge its responsibilities subject to the supervision of the Trustees of the Trust in a manner consistent with the Fund's investment objectives, policies and limitations. The New Advisory Agreement also provides that BB&T will not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith, or negligence on its part in the performance of its duties or from reckless disregard by BB&T of its obligations or duties thereunder.

         DURATION AND TERMINATION

         If approved by shareholders at the Meeting, the New Agreement with BB&T would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the expiration of the Interim Agreement.

         Unless terminated earlier, the New Agreement with BB&T will continue in effect for a period of two years from the date of effectiveness, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees, and (ii) by the vote of a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         The New Agreement with BB&T will terminate automatically in the event of its assignment. The New Agreement is also terminable by BB&T at any time without penalty, on not more than 60 days' written notice by the Board of Trustees or by vote of a majority of each Fund's outstanding voting securities.

         COMPENSATION

         Under the New Agreement with BB&T, the Trust will pay BB&T a fee, which is calculated and paid monthly, at the annual rate (stated as a percentage of each Fund's assets) as follows:

FUND                                                    CONTRACTUAL FEE
----                                                    ---------------
OVB Equity Income Portfolio                                        .74%
OVB Capital Appreciation Portfolio                                 .95%
OVB Government Securities Portfolio                                .75%
OVB West Virginia Tax-Exempt Income Portfolio                      .45%
OVB Prime Obligations Portfolio                                    .25%

         Under the Old Agreement, the Trust paid OVB the following fees for its services to the Funds (stated as a percentage of each Fund's assets and in dollars) and OVB made the following waivers in order to maintain the Funds' total operating expense ratios for the Funds' most recently ended fiscal year (1/31/2000):


FUND                                     FEES PAID (%)       FEES WAIVED (%)      FEES PAID ($)     FEES WAIVED ($)
----                                     -------------       ---------------      -------------     ---------------
OVB Equity Income Portfolio                       .63%                  .11%           $437,613            $73,000
OVB Capital Appreciation Portfolio                .67%                  .28%         $1,030,000           $426,757
OVB Government Securities Portfolio               .46%                  .29%           $226,256           $140,141
OVB West Virginia Tax-Exempt Income Portfolio     .40%                  .05%           $366,788            $18,000
OVB Prime Obligations Portfolio                   .10%                  .15%            $78,063           $118,638

         BB&T has voluntarily agreed to continue to waive a sufficient portion of its fees to maintain the Funds' total operating expense ratios under the New Agreement at a level equal to that under the Old Agreement.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW AGREEMENT WITH BB&T.


PROPOSAL 2. APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN AND AMONG BB&T, WELLINGTON MANAGEMENT AND THE TRUST, ON BEHALF OF THE OVB PRIME OBLIGATIONS PORTFOLIO.

BACKGROUND

         As similarly discussed in Proposal 1 above, on August 14, 2000, the Trust's Board, including a majority of the non-interested Trustees, approved a new sub-advisory agreement between BB&T and Wellington Management, with respect to the OVB Prime Obligations Portfolio (the "New Agreement with Wellington Management") embodying substantially identical terms and fees as the Funds' previous sub-advisory agreement between OVB and Wellington Management (the "Old Agreement"), except for the dates of execution, effectiveness and termination. Shareholders are being asked to approve the New Agreement with Wellington Management. A copy of the New Agreement with Wellington Management is attached as ANNEX B to this Proxy Statement.

         BB&T has agreed to pay all expenses relating to the procurement of a Shareholder vote. If Shareholder approval is not forthcoming, the Fund's Board will meet to discuss its options, which may include recommending the hiring, subject to Board and Shareholder approval, of one or more new sub-advisers for the OVB Prime Obligations Portfolio.

THE ASSIGNMENT AND APPROVAL OF THE INTERIM AGREEMENT WITH WELLINGTON MANAGEMENT

         As similarly discussed in Proposal 1 above, the Acquisition created an "assignment," which caused the Old Agreement to terminate immediately as required by the Investment Company Act of 1940 (the "1940 Act"). In anticipation of the Acquisition and termination of the Old Agreement, the Trust's Board of Trustees met in person on June 27, 2000 to consider and approve an interim sub-advisory agreement between and among BB&T, Wellington Management and the Trust, on behalf of the OVB Prime Obligations Portfolio (the "Interim Agreement") for the 150-day period following the Acquisition. The Trustees of the Trust, including the Trust's "independent Trustees," unanimously approved the Interim Agreements. The purpose of the Interim Agreements is to allow Wellington Management to continue to provide investment advisory services to the OVB Prime Obligations Portfolio while the required Shareholder approval of new agreements is pending. THE ACQUISITION DID NOT IMPACT WELLINGTON MANAGEMENT OR EFFECT THE SERVICES WELLINGTON MANAGEMENT PROVIDES TO THE OVB PRIME OBLIGATIONS PORTFOLIO.

         The Interim Agreements provide that any advisory fees earned Wellington Management under the Interim Agreement shall be held in an interest-bearing escrow account and be paid only upon approval of the New Agreement with Wellington Management by Shareholders of the OVB Prime Obligations Portfolio. If Shareholders do not vote to approve the New Agreement with Wellington Management, Wellington Management shall be paid, out of the escrow account, the lesser of (a) any costs incurred in performing its duties under the Interim Agreement (plus interest earned on that amount while in escrow), or (b) the total amount in the escrow account (plus interest earned). If the New Agreement is not approved, Wellington Management may serve as the OVB Prime Obligations Portfolio's sub-adviser on a temporary basis while the Trustees consider further action.

         In evaluating the Interim Agreement with Wellington Management, the Trustees relied on Wellington Management's past experience in sub-advising the OVB Prime Obligations Portfolio. The Trustees also strongly relied on the fact that the Old Agreement with Wellington Management terminated solely because of BB&T Corporation's acquisition of OVB, and not because of any reorganization of Wellington Management. Representatives of Wellington Management indicated that they would continue to act as sub-adviser to the OVB Prime Obligations Portfolio under the same terms as the Old Agreement and the Acquisition did not impact the scope and quality of its sub-advisory and other services provided to the OVB Prime Obligations Portfolio.

APPROVAL OF THE NEW AGREEMENT WITH WELLINGTON MANAGEMENT AND THE RECOMMENDATION OF THE BOARD

         The Board of Trustees met in person on August 14, 2000 to consider the approval of the New Agreement with Wellington Management. The Trustees, including the Independent Trustees, unanimously recommend that the Shareholders of the OVB Prime Obligations Portfolio vote to approve the New Agreement with Wellington Management at the Meeting.

         In making their recommendation, the Trustees considered Wellington Management's past experience in sub-advising the OVB Prime Obligations Portfolio, the fact that the Old Agreement with Wellington Management terminated solely because of BB&T Corporation's acquisition of OVB, and not because of any reorganization of Wellington Management, and that the proposed compensation under the New Agreement is identical to the rate of compensation under the Old Agreement. Specifically, the Trustees considered the following in making their recommendation: (1) that the fee and expense ratios of the OVB Prime Obligations Portfolio are reasonable given the quality of services expected to be provided and the fee and expense ratios of comparable mutual funds; (2) the relative performance of the OVB Prime Obligations Portfolio since commencement of operations to comparable mutual funds and unmanaged indices; (3) that the terms of the New Agreement are substantially identical to those of the Old Agreement, except for different execution dates and effective dates and termination dates;
(4) the favorable history, reputation, qualification and background of Wellington Management, as well as the qualifications of its personnel and its financial condition; and (5) other factors deemed relevant by the Trustees.

         Based upon a review of the above factors, the Board concluded that the terms of the New Agreement are fair to, and in the best interests, of the OVB Prime Obligations Portfolio and its Shareholders. THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY VOTED TO APPROVE THE NEW AGREEMENT FOR THE OVB PRIME OBLIGATIONS PORTFOLIO AND TO RECOMMEND THAT THE SHAREHOLDERS OF THE FUNDS VOTE FOR THE APPROVAL OF THE NEW AGREEMENT WITH WELLINGTON MANAGEMENT.

CONCLUSION

         If the Shareholders of the Funds do not approve the New Agreement, the Trustees would consider what further action to take consistent with their fiduciary duties to the OVB Prime Obligations Portfolio. Such actions may include obtaining for the Funds interim investment advisory services at cost or at the current fee rate either from Wellington Management or from another advisory organization. Thereafter, the Trustees would either negotiate a new investment sub-advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements.

INFORMATION REGARDING WELLINGTON MANAGEMENT

         Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. As of September 30, 2000, Wellington Management had discretionary management authority with respect to approximately $266 billion of assets. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management, 75 State Street, Boston, MA 02109, is a

        Massachusetts limited liability partnership, of which the following persons are managing partners: Laurie A Gabriel, Duncan M. McFarland and John R. Ryan. The partner with primary management responsibility relating to the OVB
Prime Obligations Portfolio is John C. Keogh. Timothy E. Smith, a Vice President of Wellington Management also has significant management responsibility for the OVB Prime Obligations Portfolio.

         Wellington Management serves as investment adviser or sub-adviser to the following investment companies that have investment objectives similar to those of the OVB Prime Obligations Portfolio. All figures are as of September 30, 2000:

                                                 NET ASSETS
                                               ($ MIL) AS OF              SUB-ADVISORY FEE SCHEDULE              FEE PAID
                                                  9/30/00                                                        AFTER
                                                                       NET ASSETS             ANNUAL RATE        WAIVERS
                                              ----------------- ------------------------- -------------------- --------------
                                                  $   64           First $500 Million           0.075%           No waiver
   OVB PRIME OBLIGATIONS PORTFOLIO*                                Over $500 Million            0.020%

   GOLDEN OAK PRIME OBLIGATION                    $  127           First $500 Million           0.075%           No waiver
   MONEY MARKET PORTFOLIO*                                         Over $500 Million            0.020%

   SEI DAILY INCOME TRUST                                          First $500 Million           0.075%             0.0125%
   PRIME OBLIGATION FUND*                         $4,547           Over $500 Million            0.020%

   SEI DAILY INCOME TRUST                                          First $500 Million           0.075%             0.01255
   MONEY MARKET FUND*                             $1,160           Over $500 Million            0.020%

   SEI LIQUID ASSET TRUST                                          First $500 Million           0.075%             0.0125%
   PRIME OBLIGATION FUND*                         $1,471           Over $500 Million            0.020%

   SEI INSURANCE PRODUCTS TRUST                                    First $500 Million           0.075%           No waiver
   VP PRIME OBLIGATION FUND                       $    5           Over $500 Million            0.020%

   BISHOP STREET                                                   First $500 Million           0.075%           No waiver
   MONEY MARKET FUND*                             $  313           Over $500 Million            0.020%

   PBHG CASH RESERVES FUND                                         First $500 Million           0.075%           No waiver
                                                  $  246           Over $500 Million            0.020%

   ANCHOR SERIES TRUST                                             First $500 Million           0.075%           No waiver
   MONEY MARKET PORTFOLIO                         $   61           Over $500 Million            0.020%

*Fee schedules are applied to aggregate 2a-7 assets within the trust.

DESCRIPTION OF THE NEW AGREEMENT WITH WELLINGTON MANAGEMENT

         GENERAL

         Wellington Management served as the sub-adviser to the OVB Prime Obligations Portfolio pursuant to the Old Agreement, which was approved by the OVB Prime Obligations Portfolio's shareholders on November 22, 1993. The Old Agreement terminated upon consummation of the Acquisition and Wellington Management has served as interim investment sub-adviser to the Fund pursuant to the Interim Agreement. The Board of Trustees recommends that Shareholders of the OVB Prime Obligations Portfolio approve the New Agreement between and among BB&T, Wellington Management and the Trust, on behalf of the OVB Prime Obligations Portfolio, a copy of which is attached as ANNEX B to this Proxy Statement. The description of the New Agreement set forth in this Proxy Statement is qualified in its entirety by reference to the form of New Agreement attached to this Proxy Statement as ANNEX B. The terms of the New Agreement are identical to the terms of the Old Agreement except for dates of execution, effectiveness and termination.

         DUTIES UNDER THE NEW AGREEMENT

         Under the New Agreement with Wellington Management, Wellington Management will make the daily investment decisions for the OVB Prime Obligations Portfolio and will continuously review, supervise, and administer the OVB Prime Obligations Portfolio's investment program. Wellington Management will discharge its responsibilities subject to the supervision of the Trustees of the Trust in a manner consistent with the Fund's investment objectives, policies and limitations. The New Agreement with Wellington Management also provides that Wellington Management will not be protected against any liability to the OVB Prime Obligations Portfolio or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard by Wellington Management of its obligations or duties thereunder.

         DURATION AND TERMINATION

         If approved by shareholders at the Meeting, the New Agreement with Wellington Management would take effect immediately.

         Unless terminated earlier, the New Agreement with Wellington Management will continue in effect for a period of two years from the date of effectiveness, and thereafter, for periods of one-year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding voting securities of the OVB Prime Obligations Portfolio or by the Board of Trustees, and (ii) by the vote of a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.

         The New Agreement will terminate automatically in the event of its assignment. The New Agreement is also terminable by Wellington Management at any time without penalty, on not more than 60 days' written notice by the Board of Trustees or by vote of a majority of the OVB Prime Obligations Portfolio's outstanding voting securities.

         COMPENSATION

         Under the New Agreement, the Trust will pay Wellington Management a monthly sub-advisory fee equal, on an annual basis, to .075% on the first $500 million and .02% on the excess of $500 million of the aggregate average daily net assets of the Trust's money market portfolios to which the Sub-Adviser serves as sub-adviser. THESE TERMS OF COMPENSATION ARE UNCHANGED FROM THOSE OF THE OLD AGREEMENT.

         Under the Old Agreement, the Trust paid Wellington Management the following fees for its services to the OVB Prime Obligations Portfolio (stated as a percentage of assets and in dollars) for the most recently ended fiscal year (1/31/2000):

FUND                            FEES PAID (%)       FEES WAIVED (%)      FEES PAID ($)     FEES WAIVED ($)
----                            -------------       ---------------      -------------     ---------------
OVB Prime Obligations Portfolio         .075%                  none            $59,000                none


THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE NEW AGREEMENT WITH WELLINGTON MANAGEMENT.


GENERAL INFORMATION

ADMINISTRATOR

         SEI Mutual Funds Services (the "Administrator") serves as Administrator of the Fund pursuant to an administration agreement. The principal offices of SEI are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

DISTRIBUTOR

         SEI Investments Distribution Co. (the "Distributor"), an affiliate of the Administrator, serves as Distributor of the Fund's shares pursuant to a distribution agreement. The principal offices at the Distributor are located at One Freedom Valley Drive, Oaks, Pennsylvania 19456.


FUND TRANSACTIONS

         For the fiscal year ended January 31, 2000, the Funds paid the following brokerage commissions to SEI Distribution Company, Inc., the Funds' principal underwriter:

FUND                                TOTAL $ AMOUNT OF BROKERAGE PAID TO SEI     % OF TOTAL BROKERAGE THROUGH SEI
----                                ---------------------------------------     --------------------------------
OVB Equity Income Portfolio                    $10,298                                         5.7%
OVB Capital Appreciation Portfolio             $88,403                                       21.87%
OVB Government Securities Portfolio               $666                                        1.42%


TRUSTEES AND OFFICERS OF THE TRUST

         None of the trustees or officers of the Trust hold positions with BB&T or Wellington Management, or have an interest in BB&T, Wellington Management or in a person controlling, controlled by or under common control with BB&T or Wellington Management.

SECTION 15(F) OF THE 1940 ACT

         Section 15(f) of the 1940 Act provides legal protection to an adviser, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" may not be imposed on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

         The Board has not been advised by BB&T of any circumstances arising from the Acquisition that will result in the imposition of an "unfair burden" on the Funds. Moreover, BB&T has advised the Trustees that it will take no action which would have the effect, directly or indirectly, of violating any of the provisions of Section 15(f) of the 1940 Act in respect of the Acquisition. BB&T has also advised the Trustees that during the two year period following the Acquisition, BB&T does not intend to change its policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire. The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Trust's Board complies with this condition.

5% Shareholders

         As of October 5, 2000, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Funds voting at this Meeting:


Shareholder                                                                       Number of Shares                    %
-----------                                                                       ----------------                   --
OVB Equity Income Portfolio (Class A Shares)
Kaw & Co.                                                                         4,399,586.862                     99.91%
Attn: Securities Cage
P.O. Box 1793
Charlestown, WV 25326-1793

OVB Equity Income Portfolio (Class B Shares)
Donaldson, Lufkin & Jenrette                                                      114,718.914                       29.49%
Mutual Fund
One Pershing Plaza
Jersey City, NJ 07399-0001

OVB Capital Appreciation Portfolio (Class A Shares)
Kaw & Co.                                                                         7,138,754.580                     99.03%
Attn: Securities Cage
P.O. Box 1793
Charlestown, WV 25326-1793

OVB Capital Appreciation Portfolio (Class B Shares)
Donaldson, Lufkin & Jenrette                                                      158,950.811                       22.54%
Mutual Fund
One Pershing Plaza
Jersey City, NJ 07399-0001

OVB Government Securities Portfolio (Class A Shares)
Kaw & Co.                                                                         4,285,060.943                     99.98%
Attn: Securities Cage
P.O. Box 1793
Charlestown, WV 25326-1793

OVB Government Securities Portfolio (Class B Shares)
Donaldson, Lufkin & Jenrette                                                      25,289.982                        15.56%
Mutual Fund
One Pershing Plaza
Jersey City, NJ 07399-0001

Charles Edwin Gerwig & Jeanice Alma Gerwig Jtwros                                 10,118.037                        6.23%
304 Elk Street
Webster Springs, WV 26288-1216

OVB West Virginia Tax-Exempt Income Portfolio (Class A Shares)
Kaw & Co.                                                                         7,952,215.611                     100%
Attn: Securities Cage
P.O. Box 1793
Charlestown, WV 25326-1793

OVB West Virginia Tax-Exempt Income Portfolio (Class B Shares)
Donaldson, Lufkin & Jenrette                                                      524,740.817                       54.38%
Mutual Fund
One Pershing Plaza
Jersey City, NJ 07399-0001

OVB Prime Obligations Portfolio (Class A Shares)
Kaw & Co.                                                                         72,882,567.820                    100%
Attn: Securities Cage
P.O. Box 1793
Charlestown, WV 25326-1793

OVB Prime Obligations Portfolio (Class B Shares)
Agawam Fund Corporation                                                           9,118,679.140                     68.74%
Windermere House
P.O. Box 556639
Nassau, Bahamas

Sanwa Bank California as Custodian                                                2,474,603.200                     18.65%
For Wilshire Associates
444 Market Street, Fl. 23
San Francisco, CA 94111-5331

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.





ADJOURNMENT

         In the event that sufficient votes in favor of the Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by BB&T and its affiliates.

REQUIRED VOTE

         Approval of the either Proposal requires the affirmative vote of a majority of the outstanding voting securities of each Fund. The 1940 Act defines "majority of the outstanding voting securities" as the vote of (i) 67% or more of a fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of a fund are present or represented by proxy, or
(ii) more than 50% of the fund's outstanding shares, whichever is less.

         Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions and "broker non-votes" will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting, and will therefore have the effect of counting against the Proposal.

SHAREHOLDER PROPOSALS

         The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Company, Legal Department, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

REPORTS TO SHAREHOLDERS

         The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Shareholders should make requests by writing to the Trust c/o SEI Mutual Funds Services, at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling the Funds at 1-800-545-6331.

OTHER MATTERS

         The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

ANNEX A


INVESTMENT ADVISORY AGREEMENT

ANNEX A

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made this 30th day of November, 2000 by and between The Arbor Fund, a Massachusetts business trust (the "Trust"), and Branch Banking and Trust Company (the "Adviser").

         WHEREAS, the Trust is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") consisting of several series of shares, each having its own investment policies; and

         WHEREAS, the Trust has retained SEI Financial Management Corporation (the "Administrator") to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

         WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its OVB Equity Income, OVB Capital Appreciation, OVB West Virginia Tax-Exempt Income, OVB Government Securities and OVB Prime Obligations Portfolios and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

         NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

         1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of the Portfolios, to determine in its discretion the securities to be purchased or sold, to provide the
                  Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain and to render regular reports (except for those special reports that the Board of Trustees may require more frequently) to the Administrator and to the Trust's Officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities.

                  The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Portfolios' prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

                  The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

         2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described in the Portfolios' prospectuses and statement of additional information from time to time. The Adviser will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

                  It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of
                  Section 28(e) of the Securities Exchange Act of 1934.

         3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved.

                  All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

         4. OTHER EXPENSES. The Adviser shall pay all expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, and sales literature to prospective clients to the extent these expenses are not borne by the Trust under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act.

         5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall waive its fees, or reimburse to the Trust out of fees previously paid to the Adviser for such year in the amount necessary to comply with the expense limitation.

                  However, no waiver or reimbursement under the foregoing paragraph shall be made which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended. Waivers or reimbursements pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

         6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

         7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

         9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state and federal law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

         10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

         11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.

                  This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

                  As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.


         12. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 680 East Swedesford Road, Wayne, PA 19087 and if to the Adviser at: 434 Fayetteville Street Mall, Raliegh NC 27601.

        13. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

THE ARBOR FUND                              BRANCH BANKING AND TRUST COMPANY

By:      _________________________  By:     ________________________________

Attest:  _________________________  Attest  ________________________________

                                                     SCHEDULE A
                                                       TO THE
                                            INVESTMENT ADVISORY AGREEMENT
                                                       BETWEEN
                                                    THE ARBOR FUND
                                                         AND
                                          BRANCH BANKING AND TRUST COMPANY


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

PORTFOLIO                                            FEE (IN BASIS POINTS)

OVB Capital Appreciation                              .95%

OVB West Virginia Tax Exempt Income                   .45%

OVB Government Securities                             .75%

OVB Prime Obligations                                 .25%

OVB Equity Income                                     .74%

ANNEX B

                             THE ARBOR FUND
                     OVB PRIME OBLIGATIONS PORTFOLIO

                    INVESTMENT SUB ADVISORY AGREEMENT

         AGREEMENT made this 30th day of November, 2000, by and among Branch Banking and Trust Company, a regional North Carolina banking association (the "Adviser"), Wellington Management Company, LLP a Massachusetts limited liability partnership (the "Sub-Adviser") and The Arbor Fund, a Massachusetts business trust (the "Trust").

         WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated November 30, 2000 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to the OVB Prime Obligations Portfolio (the "Portfolio"); and

         WHEREAS, the Adviser and the Trust each desire to retain the Sub-Adviser to provide investment advisory services to the Trust in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services

         NOW, THEREFORE, the parties hereto agree as follows:

1. (a) Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's Prospectus (such Prospectus and the Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following:

                  (1) The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the costs will be invested or held uninvested in cash.

                  (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

                  (3) The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Trustee or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Portfolio with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Portfolio that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

                           On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary
                           obligation   to  the  Portfolio  and  to  such  other
                           clients.

                  (4) The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6),
                           (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust's Board of Trustees such periodic and special reports as the Trust's Board of Trustees may reasonably request.

                  (5)      The   Sub-Adviser   shall  provide  the   Portfolio's
                           Custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

                  (6) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

         (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

         (c) The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

         (a) The Trust's Declaration of Trust, as filed with the Secretary of State of Massachusetts (such Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

         (b)      By-Laws   of   the  Trust (such  By-Laws,  as in effect on the
                  date of this Agreement and as amended from time to time, are herein called the "By-Laws");

         (c) Certified resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and the Sub-Adviser with respect to the Portfolio, and approving the form of this Agreement;

         (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration
                  Statement"), as filed with the Securities and Exchange Commission (the "Commission") relating to the Portfolio and shares of the Portfolio's beneficial shares, and all amendments thereto;

         (e)      Notification   of  Registration   of  the Trust under the 1940
                  Act on Form N-8A as filed with the Commission, and all amendments thereto; and

         (f)      Prospectus  and  Statement  of  Additional Information  of the
                  Portfolio.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Portfolio will pay to the Sub-Adviser as full compensation therefor a fee at an annual rate of 0.075% on the first $500 million and 0.020% on the excess of $500 million of the aggregate average daily net assets of the Trust's money market portfolios to which the Sub-Adviser serves as sub-adviser, pro rated based on the Portfolio's average daily net assets. This fee will be computed daily and paid to the Sub-Adviser monthly.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

 6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

 8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Trust or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Portfolio.

10.      This  Agreement  shall be governed by the laws of the  Commonwealth  of
         Massachusetts;   provided,
         however,   that    nothing    herein    shall   be  construed as  being
         inconsistent with the 1940 Act.

11. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13.      Any notice, advice   or   report to be given pursuant to this Agreement
         shall be delivered or mailed:

         To the Adviser at:

         Branch Banking and Trust Company
         434 Fayetteville Street Mall
         Raleigh, NC 27601

         To the Sub-Adviser at:

         Wellington Management Company, LLP
         Attn: Regulatory Affairs Department
         75 State Street
         Boston, MA 02109

         To the Trust or the Portfolio at:

         The Arbor Fund
         101 Federal Street
         Boston, MA 02110

14. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


BRANCH BANKING AND TRUST COMPANY

By:__________________________________


Title:_______________________________

WELLINGTON MANAGEMENT COMPANY, LLP

By:__________________________________

Title:_______________________________

THE ARBOR FUND

By:__________________________________

Title:_______________________________

                                 THE ARBOR FUND
                            C/O SEI INVESTMENTS, INC.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                           OVB Equity Income Portfolio

                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                November 30, 2000

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ARBOR FUND

         The undersigned Shareholder(s) of The Arbor Fund (the "Trust") hereby appoint(s) Laurie Brooks, Timothy Barto and Kristen Keefer, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Meeting") of the Trust to be held on Thursday, November 30, 2000, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

Please date, sign and return promptly.

To Vote by Internet

1)       Read the Proxy Statement and have the Proxy Card below at hand.
2)       Go to Web site www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To Vote by Mail

1)       Read the Proxy Statement and Proxy Card below at hand.
2) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.
3)       Return the Proxy Card to the address provided.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


OVB EQUITY INCOME PORTFOLIO

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.


Vote On Proposal

1. To consider and vote upon a proposal to approve a new advisory agreement between the Trust, on behalf of the Funds, and Branch Banking and Trust Company.

         For          Against          Abstain

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: _____________2000            Dated: _____________2000

----------------------------------  --------------------------------------
Signature                           Signature

                                 THE ARBOR FUND
                            C/O SEI INVESTMENTS, INC.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                       OVB Capital Appreciation Portfolio

                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                November 30, 2000

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ARBOR FUND

         The undersigned Shareholder(s) of The Arbor Fund (the "Trust") hereby appoint(s) Laurie Brooks, Timothy Barto and Kristen Keefer, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Meeting") of the Trust to be held on Thursday, November 30, 2000, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

Please date, sign and return promptly.

To Vote by Internet

1)       Read the Proxy Statement and have the Proxy Card below at hand.
2)       Go to Web site www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To Vote by Mail

1)       Read the Proxy Statement and Proxy Card below at hand.
2) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

3)       Return the Proxy Card to the address provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OVB Capital Appreciation Portfolio

         The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.


Vote On Proposal

1. To consider and vote upon a proposal to approve a new advisory agreement between the Trust, on behalf of the Funds, and Branch Banking and Trust Company.

         For          Against          Abstain


Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: _____________2000            Dated: _____________2000

----------------------------------  --------------------------------------
Signature                           Signature

                                 THE ARBOR FUND
                            C/O SEI INVESTMENTS, INC.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                       OVB Government Securities Portfolio

                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                November 30, 2000

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ARBOR FUND

         The undersigned Shareholder(s) of The Arbor Fund (the "Trust") hereby appoint(s) Laurie Brooks, Timothy Barto and Kristen Keefer, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Meeting") of the Trust to be held on Thursday, November 30, 2000, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

Please date, sign and return promptly.

To Vote by Internet

1)       Read the Proxy Statement and have the Proxy Card below at hand.
2)       Go to Web site www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To Vote by Mail

1)       Read the Proxy Statement and Proxy Card below at hand.
2) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.
3)       Return the Proxy Card to the address provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OVB Government Securities Portfolio

         The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Vote On Proposal

1. To consider and vote upon a proposal to approve a new advisory agreement between the Trust, on behalf of the Funds, and Branch Banking and Trust Company.

         For          Against          Abstain

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: _____________2000            Dated: _____________2000

----------------------------------  --------------------------------------
Signature                           Signature

                                 THE ARBOR FUND
                            C/O SEI INVESTMENTS, INC.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                  OVB West Virginia Tax-Exempt Income Portfolio

                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                November 30, 2000

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ARBOR FUND

         The undersigned Shareholder(s) of The Arbor Fund (the "Trust") hereby appoint(s) Laurie Brooks, Timothy Barto and Kristen Keefer, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Meeting") of the Trust to be held on Thursday, November 30, 2000, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

Please date, sign and return promptly.

To Vote by Internet

1)       Read the Proxy Statement and have the Proxy Card below at hand.
2)       Go to Web site www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To Vote by Mail

1)       Read the Proxy Statement and Proxy Card below at hand.
2) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

3)       Return the Proxy Card to the address provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OVB West Virginia Tax-Exempt Income Portfolio

         The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement.

Vote On Proposal

1. To consider and vote upon a proposal to approve a new advisory agreement between the Trust, on behalf of the Funds, and Branch Banking and Trust Company.

         For          Against          Abstain

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: _____________2000            Dated: _____________2000

----------------------------------  --------------------------------------
Signature                           Signature

                                 THE ARBOR FUND
                            C/O SEI INVESTMENTS, INC.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                         OVB Prime Obligations Portfolio

                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                November 30, 2000

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE ARBOR FUND

         The undersigned Shareholder(s) of The Arbor Fund (the "Trust") hereby appoint(s) Laurie Brooks, Timothy Barto and Kristen Keefer, each of them (with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Meeting") of the Trust to be held on Thursday, November 30, 2000, and any adjournments thereof, to vote all of the shares of the Trust that the signer would be entitled to vote if personally present at the Meeting and on any other matters brought before the Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below.

All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal.

Please date, sign and return promptly.

To Vote by Internet

1)       Read the Proxy Statement and have the Proxy Card below at hand.
2)       Go to Web site www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

To Vote by Mail

1)       Read the Proxy Statement and Proxy Card below at hand.
2) Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

3)       Return the Proxy Card to the address provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OVB Prime Obligations Portfolio


         The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.


Vote On Proposal

1. To consider and vote upon a proposal to approve a new advisory agreement between the Trust, on behalf of the Funds, and Branch Banking and Trust Company.

         For          Against          Abstain

2. To consider and vote upon a proposal to approve a new sub-advisory agreement between and among Branch Banking and Trust Company, Wellington Management Company and the Trust, on behalf of the OVB Prime Obligations Portfolio.

         For          Against          Abstain

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


Dated: _____________2000            Dated: _____________2000

----------------------------------  --------------------------------------
Signature                           Signature